Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         In connection with Amendment No. 2 to the Annual Report of the Registrant on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (collectively, the "Report"), the undersigned certifies, based on his knowledge that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    April 15, 2004                 By:  /s/ Stephen H. Wacknitz
                                             -------------------------------
                                             Stephen H. Wacknitz
                                             President and Chief Executive
                                             Officer